     Student Loan Finance Corporation
     Noteholders' Statement Pursuant to Section 5.23 of the Indenture and
     Section 21 of the Servicing Agreement (Unaudited)

     Education Loans Incorporated
     Student Loan Asset-Backed Callable Notes, Series 1998-1
     Report for the Month Ended March 31, 1998

I.   Noteholder Information
     ----------------------

A.   Identification of Notes
     -----------------------

     Series    Description                                              Cusip #              Due Date
     ----------------------------------------------------------------------------------------------------
     1998-1A   Senior Tax Exempt Auction Rate Notes.................... 28139WAB0........... June 1, 2020
     1998-1B   Senior Tax Exempt Auction Rate Notes.................... 28139WAC8........... June 1, 2020
     1998-1C   Senior Tax Exempt Auction Rate Notes.................... 28139WAD6........... June 1, 2020
     1998-1D   Senior Tax Exempt Auction Rate Notes.................... 28139WAE4........... June 1, 2020
     1998-1E   Senior Tax Exempt Auction Rate Notes.................... 28139WAF1........... June 1, 2020
     1998-1F   Senior Tax Exempt Fixed Rate Notes...................... 28139WAA2........... June 1, 2010
     1998-1F   Senior Tax Exempt Fixed Rate Notes...................... 28139WAG9........... June 1, 2020
     1998-1G   Senior Taxable Auction Rate Notes....................... 280907AF3........... June 1, 2020
     1998-1H   Senior Taxable Auction Rate Notes....................... 280907AG1........... June 1, 2020
     1998-1I   Senior Taxable LIBOR Rate Notes......................... 280907AH9........... June 1, 2020
     1998-1J   Senior Taxable LIBOR Rate Notes......................... 280907AJ5........... June 1, 2020
     1998-1K   Subordinate Tax Exempt Fixed Rate Notes................. 28139WAH7........... June 1, 2020
     1998-1L   Subordinate Taxable LIBOR Rate Notes.................... 280907AK2........... June 1, 2020

B.   Notification of Prepayments of LIBOR Rate Notes
     -----------------------------------------------

     Determination Date - April 25, 1998        Record Date - April 30, 1998         Prepayment Date - May 1, 1998
     -----------------------------------        ----------------------------         -----------------------------
                                                Aggregate Payments
                ----------------------------------------------------------------------------------        Principal
                                                Carry-Over  Interest on Carry-                         Amount After
     Series         Principal        Interest      Amounts        Over Amounts               Total       Prepayment
     --------------------------------------------------------------------------------------------------------------
     1998-1I    $6,503,601.00     $899,947.92        $0.00               $0.00       $7,403,548.92  $178,496,399.00
     1998-1J             0.00    1,175,537.50         0.00                0.00        1,175,537.50   239,600,000.00
     1998-1L       906,766.40      300,316.67         0.00                0.00        1,207,083.07    58,293,233.60
                ---------------------------------------------------------------------------------------------------
     Total      $7,410,367.40   $2,375,802.09        $0.00               $0.00       $9,786,169.49  $476,389,632.60
                ===================================================================================================

                                            Payment Per $100,000 Unit
                ----------------------------------------------------------------------------------   Principal Amount
                                                Carry-Over  Interest on Carry-                      Per $100,000 Unit
     Series         Principal        Interest      Amounts        Over Amounts               Total   After Prepayment
     ----------------------------------------------------------------------------------------------------------------
     1998-1I        $3,515.46         $486.46        $0.00               $0.00           $4,001.92         $96,484.54
     1998-1J             0.00          490.63         0.00                0.00              490.63         100,000.00
     1998-1L         1,531.70          507.29         0.00                0.00            2,038.99          98,468.30

                   Applicable       Principal
                Interest Rate    Factor After
     Series          On Notes      Prepayment
     ----------------------------------------
     1998-1I          5.83750%      0.9648454
     1998-1J          5.88750%      1.0000000
     1998-1L          6.08750%      0.9846830

C.   Principal Outstanding - March, 1998
     -----------------------------------

                      Principal      Principal         Principal       Principal
                   Outstanding,       Payments      Outstanding,         Paid on
     Series      Start of Month   During Month      End of Month   April 1, 1998
     ---------------------------------------------------------------------------
     1998-1A     $74,900,000.00          $0.00    $74,900,000.00
     1998-1B      50,000,000.00           0.00     50,000,000.00
     1998-1C      50,000,000.00           0.00     50,000,000.00
     1998-1D      50,000,000.00           0.00     50,000,000.00
     1998-1E      50,000,000.00           0.00     50,000,000.00
     1998-1F:
      6-1-10      14,270,000.00           0.00     14,270,000.00
      6-1-20       9,785,000.00           0.00      9,785,000.00
     1998-1G      53,500,000.00           0.00     53,500,000.00
     1998-1H      54,000,000.00           0.00     54,000,000.00
     1998-1I     185,000,000.00           0.00    185,000,000.00           $0.00
     1998-1J     239,600,000.00           0.00    239,600,000.00            0.00
     1998-1K      33,215,000.00           0.00     33,215,000.00
     1998-1L      59,200,000.00           0.00     59,200,000.00            0.00
                ----------------------------------------------------------------
     Totals     $923,470,000.00          $0.00   $923,470,000.00           $0.00
                ================================================================

D.   Accrued Interest Outstanding - March, 1998
     ------------------------------------------

                                                                                                       Net Loan Rate for
                                                                                                        Interest Periods
                Accrued Interest        Interest          Interest   Accrued Interest       Interest       Starting May,
                    Outstanding,         Accrued          Payments       Outstanding,     Rate As Of     1998, Based on
     Series       Start of Month    During Month      During Month       End of Month   End Of Month      March 31 Calc.
     -------------------------------------------------------------------------------------------------------------------
     1998-1A          $78,020.83     $242,488.76             $0.00        $320,509.59       3.80000%
     1998-1B           52,083.33      161,458.34              0.00         213,541.67       3.75000%
     1998-1C           52,083.33      161,458.34              0.00         213,541.67       3.75000%
     1998-1D           52,083.33      161,458.34              0.00         213,541.67       3.75000%
     1998-1E           52,083.33      161,458.34              0.00         213,541.67       3.75000%
     1998-1F:
      6-1-10           58,863.75       58,863.75              0.00         117,727.50       4.95000%
      6-1-20           44,440.21       44,440.21              0.00          88,880.42       5.45000%
     1998-1G           82,776.39      258,152.36        273,162.08          67,766.67       5.70000%               6.73%
     1998-1H           83,550.00      259,080.00        334,200.00           8,430.00       5.62000%               6.73%
     1998-1I          296,369.49      927,176.77        326,006.43         897,539.83       5.82188%               6.73%
     1998-1J          387,166.31    1,211,135.34        425,882.94       1,172,418.71       5.87188%               6.73%
     1998-1K          155,003.33      155,003.34              0.00         310,006.67       5.60000%
     1998-1L           98,949.35      309,441.01        108,844.28         299,546.08       6.07188%               6.73%
                ---------------------------------------------------------------------
     Totals        $1,493,472.98   $4,111,614.90     $1,468,095.73      $4,136,992.15
                =====================================================================

E.  Noteholders' Carry-Over Amounts - March, 1998
    ---------------------------------------------


                         Carry-Over                                             Carry-Over
                           Amounts,       Additions          Payments             Amounts,
    Series           Start of Month    During Month      During Month         End of Month
    -----------------------------------------------------------------------------------------
    1998-1G                   $0.00          $0.00             $0.00                $0.00
    1998-1H                    0.00           0.00              0.00                 0.00
    1998-1I                    0.00           0.00              0.00                 0.00
    1998-1J                    0.00           0.00              0.00                 0.00
    1998-1L                    0.00           0.00              0.00                 0.00
               ------------------------------------------------------------------------------
    Totals                    $0.00          $0.00             $0.00                $0.00
               ==============================================================================

F.  Noteholders' Accrued Interest on Carry-Over Amounts - March, 1998

                            Accrued        Interest          Interest              Accrued
                          Interest,         Accrued          Payments            Interest,
    Series           Start of Month    During Month      During Month         End of Month
    -----------------------------------------------------------------------------------------
    1998-1G                   $0.00           $0.00             $0.00                $0.00
    1998-1H                    0.00            0.00              0.00                 0.00
    1998-1I                    0.00            0.00              0.00                 0.00
    1998-1J                    0.00            0.00              0.00                 0.00
    1998-1L                    0.00            0.00              0.00                 0.00
               ------------------------------------------------------------------------------
    Totals                    $0.00           $0.00             $0.00                $0.00
               ==============================================================================

II. Fund Information
    ----------------

A.  Reserve Fund - March, 1998

                                                           Tax Exempt              Taxable                Total
                                                     -------------------------------------------------------------
    Balance, Start of Month..........................            $0.00       $18,480,000.00       $18,480,000.00
    Additions During Month...........................             0.00                 0.00                 0.00
    Withdrawals During Month.........................             0.00                 0.00                 0.00
    Balance, End of Month............................            $0.00       $18,480,000.00       $18,480,000.00
                                                      ============================================================

B.  Acquisition Fund (Unexpended Portion) - March, 1998
    ---------------------------------------------------

                                                           Tax Exempt              Taxable                Total
                                                     -------------------------------------------------------------
    Balance, Start of Month..........................  $244,121,822.96       $63,083,689.73      $307,205,512.69
    Withdrawals for Acquisition of Eligible Loans:
      Principal Acquired.............................   (11,524,392.39)       (5,018,236,76)      (16,542,629.15)
      Premiums and Related Acquisition Costs.........      (192,768.83)          (74,758.77)         (267,527.60)
                                                     -------------------------------------------------------------
    Balance, End of Month............................  $232,404,661.74        $57,990,694.20     $290,395,355.94
                                                      ============================================================

III. Student Loan Information

A.   Student Loan Principal Outstanding - March, 1998

                                                            Tax Exempt              Taxable                Total
                                                      -------------------------------------------------------------

     Balance, Start of Month..........................   $86,331,516.81      $499,795,658.63      $586,127,175.44
     Loans Purchased / Originated.....................    11,524,392.39         5,018,236.76        16,542,629.15
     Capitalized Interest.............................       192,281.83           978,207.91         1,170,489.74
     Less Principal Payments Received.................      (817,898.80)       (8,203,305.51)       (9,021,204.31)
     Other Increases (Decreases)......................        (1,475.11)          (12,523.98)          (13,999.09)
                                                      -------------------------------------------------------------
     Balance, End of Month............................   $97,228,817.12      $497,576,273.81      $594,805,090.93
                                                      =============================================================

B.   Composition of Student Loan Portfolio as of March 31, 1998

                                                                                     Amount
                                                                        ----------------------
     Aggregate Outstanding Principal Balance............................     $594,805,090.93
     Number of Borrowers................................................              90,461
     Average Outstanding Principal Balance Per Borrower.................              $6,575
     Number of Loans (Promissory Notes).................................             270,232
     Average Outstanding Principal Balance Per Loan.....................              $2,201
     Repayment Status Loans:
       Weighted Average Remaining Term (Months).........................                 103
       Weighted Average Payments Received (Months)......................                  28
     Weighted Average Interest Rate.....................................                8.25%

C.   Distribution of Student Loan Portfolio by Loan Type as of March 31, 1998

                                                           Outstanding           Percent By
                                              Number         Principal          Outstanding
     Loan Type                              Of Loans           Balance              Balance
     -----------------------------------------------------------------------------------------
     Stafford - Subsidized............        212,118   $372,120,685.01                 62.6%
     Stafford - Unsubsidized..........         28,964     69,744,527.39                 11.7%
     Stafford - Nonsubsidized.........          3,223      5,087,193.64                  0.9%
     PLUS.............................         11,566     29,445,869.36                  5.0%
     SLS..............................          6,885     17,716,166.44                  3.0%
     Consolidation....................          7,476    100,690,649.09                 16.9%
                                      -------------------------------------------------------
     Total............................        270,232   $594,805,090.93                100.0%
                                      =======================================================

D.   Distribution of Student Loan Portfolio by Interest Rate as of March 31, 1998

                                                           Outstanding           Percent By
                                              Number         Principal          Outstanding
     Interest Rate                          Of Loans           Balance              Balance
     -----------------------------------------------------------------------------------------
     Less Than 7.00%..................             80       $340,728.51                  0.1%
     7.00% to 7.49%...................          9,421     14,222,436.38                  2.4%
     7.50% to 7.99%...................         21,462     54,654,825.73                  9.2%
     8.00% to 8.49%...................        206,769    408,733,747.64                 68.7%
     8.50% to 8.99%...................         11,881     35,717,759.59                  6.0%
     9.00% to 9.49%...................         20,488     79,891,816.52                 13.4%
     9.50% or Greater.................            131      1,243,776.56                  0.2%
                                      --------------------------------------------------------
     Total............................        270,232   $594,805,090.93                100.0%
                                      ========================================================

E.   Distribution of Student Loan Portfolio by School Type as of March 31, 1998


                                                            Outstanding            Percent By
                                               Number         Principal           Outstanding
     School Type                             Of Loans           Balance               Balance
     ----------------------------------------------------------------------------------------
     Under 4 Year.....................         44,088    $73,858,218.17                 12.4%
     4 and 5 Year.....................        198,162    384,380,647.37                 64.6%
     Proprietary......................         18,411     30,812,449.58                  5.2%
     Consolidation....................          7,476    100,690,649.09                 16.9%
     Other / Unknown..................          2,095      5,063,126.72                  0.9%
                                        -----------------------------------------------------
     Total............................        270,232   $594,805,090.93                100.0%
                                        =====================================================


F.   Distribution of Student Loan Portfolio by Borrower Payment Status as of March 31, 1998

                                                            Outstanding            Percent By
                                               Number         Principal           Outstanding
     Borrower Payment Status                 Of Loans           Balance               Balance
     ----------------------------------------------------------------------------------------
     School...........................         15,603   $ 39,505,947.21                  6.6%
     Grace............................          8,202     19,869,226.77                  3.3%
     Repayment........................        204,708    425,806,705.52                 71.6%
     Deferment........................         28,618     73,891,332.72                 12.4%
     Forbearance......................         10,824     30,911,404.23                  5.2%
     Claims...........................          2,277      4,820,474.48                  0.8%
                                        -----------------------------------------------------
     Total............................        270,232   $594,805,090.93                100.0%
                                        =====================================================


G.   Distribution of Repayment Status Loans by Year of Repayment as of March 31, 1998

                                                            Outstanding            Percent By
                                               Number         Principal           Outstanding
     Year of Repayment                       Of Loans           Balance               Balance
     ----------------------------------------------------------------------------------------
     First Year.......................         41,171   $122,301,722.74                 28.7%
     Second Year......................         32,640     91,764,004.73                 21.6%
     Third Year.......................         32,357     81,237,465.57                 19.1%
     Fourth Year and Greater..........         98,540    130,503,512.48                 30.6%
                                        -----------------------------------------------------
     Total............................        204,708   $425,806,705.52                100.0%
                                        =====================================================


H.   Distribution of Repayment Status Loans by Remaining Term as of March 31, 1998

                                                            Outstanding            Percent By
                                               Number         Principal           Outstanding
     Remaining Term                          Of Loans           Balance               Balance
     ----------------------------------------------------------------------------------------
     1 to 12 Months...................         13,764   $  3,412,130.49                  0.8%
     13 to 24 Months..................         15,402      8,192,488.22                  1.9%
     25 to 36 Months..................         16,701     14,050,817.79                  3.3%
     37 to 48 Months..................         17,809     19,658,087.25                  4.6%
     49 to 60 Months..................         18,219     24,766,747.43                  5.8%
     61 to 72 Months..................         19,151     31,797,604.95                  7.5%
     73 to 84 Months..................         16,540     33,860,243.13                  8.0%
     85 to 96 Months..................         26,617     61,560,376.75                 14.5%
     97 to 108 Months.................         26,369     68,963,056.34                 16.2%
     109 to 120 Months................         29,085     86,135,919.21                 20.2%
     121 to 180 Months................          3,754     38,246,323.82                  9.0%
     181 to 240 Months................          1,115     27,253,051.75                  6.4%
     241 to 300 Months................            147      5,913,534.05                  1.4%
     Over 300 Months..................             35      1,996,324.34                  0.5%
                                        -----------------------------------------------------
     Total............................        204,708   $425,806,705.52                100.0%
                                        =====================================================

                                  Page 5 of 8


I.   Distribution of Student Loan Portfolio by Delinquency Status as of March 31, 1998

                                                                                 Percent by Outstanding Balance
                                                                              ------------------------------------
                                                                                   Repayment,
                                                                                   Deferment,
                                                            Outstanding           Forbearance
                                               Number         Principal       & Claims Status         All Loans in
     Delinquency Status                  Of Borrowers           Balance            Loans Only            Portfolio
     -------------------------------------------------------------------------------------------------------------
     31 to 60 Days....................          2,638  $  16,298,990.67                  3.0%                 2.7%
     61 to 90 Days....................          1,450      9,368,174.09                  1.7%                 1.6%
     91 to 120 Days...................          1,007      6,640,678.87                  1.2%                 1.1%
     121 to 180 Days..................          1,174      6,736,548.69                  1.3%                 1.1%
     181 to 270 Days..................            528      2,781,154.88                  0.5%                 0.5%
     Over 270 Days....................              3          1,427.66                  0.0%                 0.0%
     Claims Filed, Not Yet Paid.......            444      2,149,584.72                  0.4%                 0.4%
                                       ---------------------------------------------------------------------------
     Total............................          7,244  $  43,976,559.58                  8.2%                 7.4%
                                       ===========================================================================



J.   Distribution of Student Loan Portfolio by Guarantee Status as of March 31, 1998

                                                            Outstanding            Percent By
                                               Number         Principal           Outstanding
     Guarantee Status                        Of Loans           Balance               Balance
     ----------------------------------------------------------------------------------------
     Guaranteed 100%..................        156,936  $ 245,902,984.42                 41.3%
     Guaranteed 98%...................        112,233    348,538,620.96                 58.6%
     Unguaranteed.....................          1,063        363,485.55                  0.1%
                                       ------------------------------------------------------
     Total............................        270,232  $ 594,805,090.93                100.0%
                                       ======================================================


K.   Distribution of Student Loan Portfolio by Guarantee Agency as of March 31, 1998

                                               Number         Principal           Outstanding
     Guarantee Agency                        Of Loans           Balance               Balance
     ----------------------------------------------------------------------------------------
     EAC..............................        145,341  $ 366,115,405.60                 61.6%
     PHEAA............................        105,025    192,347,552.23                 32.3%
     Other Guarantee Agencies.........         18,803     35,978,647.55                  6.0%
     Unguaranteed.....................          1,063        363,485.55                  0.1%
                                       ------------------------------------------------------
     Total............................        270,232  $ 594,805,090.93                100.0%
                                       ======================================================

                                  Page 6 of 8

L.   Distribution of Student Loan Portfolio by Range of Principal Balance as of
     --------------------------------------------------------------------------
     March 31, 1998
     --------------

                                                        Outstanding   Percent By
                                            Number        Principal  Outstanding
     Principal Balance Range          Of Borrowers          Balance      Balance
     ---------------------------------------------------------------------------
     Less Than $1,000..............         10,490    $5,385,676.25         0.9%
     $1,000 to $1,999..............         12,325    18,353,614.02         3.1%
     $2,000 to $2,999..............         13,064    32,538,245.38         5.5%
     $3,000 to $3,999..............          8,639    30,129,107.67         5.1%
     $4,000 to $4,999..............          7,068    31,653,414.54         5.3%
     $5,000 to $5,999..............          6,136    33,561,387.32         5.6%
     $6,000 to $6,999..............          4,810    31,041,619.69         5.2%
     $7,000 to $7,999..............          3,596    26,915,113.66         4.5%
     $8,000 to $8,999..............          3,046    25,875,820.66         4.4%
     $9,000 to $9,999..............          2,633    24,996,343.60         4.2%
     $10,000 to $10,999............          2,281    23,903,590.10         4.0%
     $11,000 to $11,999............          2,078    23,851,053.81         4.0%
     $12,000 to $12,999............          1,670    20,875,620.06         3.5%
     $13,000 to $13,999............          1,538    20,748,699.85         3.5%
     $14,000 to $14,999............          1,445    20,932,591.28         3.5%
     $15,000 or Greater............          9,642   224,043,193.04        37.7%
                                      ------------------------------------------
     Total.........................         90,461  $594,805,090.93       100.0%
                                      ==========================================

M.   Distribution of Student Loan Portfolio by Borrowers' Address as of
     ------------------------------------------------------------------
     March 31, 1998 (Based on Address as of April 1, 1998)
     -----------------------------------------------------

                                                        Outstanding   Percent By
                                          Number          Principal  Outstanding
     State of Borrowers' Address        Of Loans            Balance      Balance
     ---------------------------------------------------------------------------
     South Dakota.....................   112,820    $244,392,648.51        41.1%
     Minnesota........................    54,105     116,943,416.05        19.7%
     North Dakota.....................    24,259      50,361,412.80         8.5%
     Iowa.............................     7,918      18,508,663.93         3.1%
     Nebraska.........................     5,802      12,849,732.08         2.2%
     Colorado.........................     5,262      11,698,531.55         2.0%
     Washington.......................     4,778      10,276,845.33         1.7%
     California.......................     4,440       9,993,495.41         1.7%
     Texas............................     4,153       9,714,398.85         1.6%
     Oregon...........................     4,248       8,752,144.24         1.5%
     Wisconsin........................     3,225       7,861,502.57         1.3%
     Illinois.........................     2,898       7,123,864.23         1.2%
     Arizona..........................     3,301       7,092,055.56         1.2%
     Alaska...........................     2,380       6,850,350.30         1.2%
     Idaho............................     2,771       5,984,574.21         1.0%
     Others Less Than 1% Each.........    27,872      66,401,455.31        11.2%
                                        ----------------------------------------
     Total............................   270,232    $594,805,090.93       100.0%
                                        ========================================

N.   Fees and Expenses Accrued For / Through March, 1998
     ---------------------------------------------------

                                                                     For The 1.4
                                                                    Months Ended
                                              March, 1998         March 31, 1998
                                              ----------------------------------
     Servicing Fees.......................    $616,340.62            $834,394.58
     Payroll Expenses.....................      $3,195.57               3,195.57
     Indenture Trustee Fees...............     $19,238.91              19,238.91
     Broker / Dealer Fees.................     $62,527.09              81,617.36
     Auction Agent Fees...................      $8,232.23              10,887.78
     Other Permitted Expenses.............          $0.00                  55.81
                                              ----------------------------------
     Total................................    $709,534.42            $949,390.01
                                              ==================================

O.   Principal Write-Offs and Recoveries For / Through March, 1998
     -------------------------------------------------------------

                                                                     For The 1.4
                                                                    Months Ended
                                              March, 1998         March 31, 1998
                                              ----------------------------------
     Principal Write-Offs:
       2% Losses on 98% Claims............     $12,074.86             $14,117.47
       Other Write-Offs...................        $579.29                 839.33
     Recoveries...........................          $0.00                   0.00
                                              ----------------------------------
     Net Write-Offs.......................     $12,654.15             $14,956.80
                                              ==================================

P.   Ratio of Assets to Liabilities as of March 31, 1998
     ---------------------------------------------------

                                                                         Amount
                                                                ----------------
     Total Indenture Assets.................................    $932,883,363.56
     Total Indenture Liabilities............................     928,565,325.80
                                                                ----------------
     Ratio..................................................             100.47%
                                                                ================

                                  Page 8 of 8